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                                                                    EXHIBIT 10.3

                     TRADEMARK COLLATERAL SECURITY AGREEMENT
                     ---------------------------------------

                  THIS AGREEMENT is made on the 8th day of April, 2003, by and between FASTNET CORPORATION, a Pennsylvania corporation having a mailing address at Two Courtney Place, Suite 130, 3864 Courtney Street, Bethlehem, Pennsylvania 18017 ("Grantor") and EQUINOX BUSINESS CREDIT CORP. ("Lender").

                                   BACKGROUND
                                   ----------

                  Grantor, various subsidiaries of Grantor (collectively, "Borrowers") and Lender have entered into a Loan and Security Agreement of even date herewith (as amended, modified, restated or supplemented from time to time, the "Loan Agreement") providing for financial accommodations by Lender to Borrowers. In order to induce Lender to execute and deliver the Loan Agreement, Grantor agreed to execute and deliver to Lender this Trademark Collateral Security Agreement (as amended, modified, restated or supplemented from time to time, this "Agreement").

                  NOW, THEREFORE, in consideration of the premises, Grantor and Lender hereby agree as follows:
1. DEFINED TERMS. All capitalized terms used herein which are not otherwise defined herein shall have the meanings given to them in the Loan Agreement and the following terms shall have the following meanings, unless the context otherwise requires:

                  1. "Code" shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of New Jersey.

                           "Collateral" shall have the meaning assigned to it in
Section 2 of this Agreement.

                           "ITU Marks" shall mean all pending trademark
applications shown in the attached SCHEDULE B which were filed by Grantor in the United States Patent and Trademark Office based on its intent to use the corresponding mark, and any applications which are hereafter filed by Grantor based on its intent to use the corresponding mark.

                           "Licenses" shall mean the trademark license
agreements of Grantor designated on SCHEDULE I hereto, as any of the same may from time to time be amended, modified or supplemented.

                           "Proceeds" shall have the meaning assigned to it
under Section 9-306 of the Code, and in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guarantee payable to Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (iii) any and all other

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amounts from time to time paid or payable under or in connection with any of the
Collateral.

                           "Trademarks" shall mean the registered trademarks and
ITU Marks shown in the attached SCHEDULE A and SCHEDULE B, and those trademarks which are hereafter adopted or acquired by Grantor, and all right, title and interest therein and thereto, and all registrations, applications, and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any foreign country, all whether now owned or hereafter acquired by Grantor.

                  2. GRANT OF SECURITY INTEREST. As collateral security for the prompt payment of the Obligations, Grantor hereby grants and conveys to Lender a security interest in and to (a) the entire right, title and interest of Grantor in and to the Trademarks and ITU Marks, listed in SCHEDULE A and SCHEDULE B hereto (as the same may be amended pursuant hereto from time to time), and in and to any and all trademarks, and registrations and applications appurtenant thereto, hereafter acquired or filed by Grantor, including without limitation all renewals thereof, all proceeds of infringement suits, the rights to sue for past, present and future infringements and all rights corresponding thereto and the goodwill of the business to which each of the Trademarks relates and (b) all of Grantor's right, title and interest in, to and under the following:

                           (i) all Licenses;

                           (ii) all Accounts, contract rights and General
Intangibles arising under or relating to each and every License (including, without limitation, (A) all moneys due and to become due under any License, (B) any damages arising out of or for breach or default in respect of any such License, (C) all other amounts from time to time paid or payable under or in connection with any such License, and (D) the right of Grantor to terminate any such License or to perform and to exercise all remedies thereunder); and,

                           (iii) to the extent not otherwise included, all
Proceeds and products of any or all of the foregoing. All of the property referred to in this paragraph 2 is hereafter collectively called the "Collateral."

                  3. REPRESENTATIONS AND WARRANTIES. Grantor covenants and warrants that:

                           (a) The Trademarks are subsisting and have not been
adjudged invalid or unenforceable in whole or in part;

                           (b) To the best of Grantor's knowledge, each of the
Trademarks is valid and enforceable;

                           (c) To the best of Grantor's knowledge, there is no
outstanding claim that the use of any of the Trademarks violates the rights of any third person;

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                           (d) Grantor is the sole and exclusive owner of the
entire and unencumbered right, title and interest in and to each of the Trademarks, free and clear of any liens, charges and encumbrances (including without limitation pledges, assignments, licenses, registered user agreements and covenants by Grantor not to sue third persons), except for the Licenses disclosed on SCHEDULE I attached hereto;

                           (e) Grantor has the right to enter into this
Agreement and perform its terms;

                           (f) Grantor has used, and will continue to use for
the duration of this Agreement, proper statutory notice, where appropriate, in connection with its use of the Trademarks; and

                           (g) Grantor has used, and will continue to use for
the duration of this Agreement, consistent standards of quality in its manufacture of products sold under the Trademarks.

                  4. RIGHT OF INSPECTION. Grantor hereby grants to Lender and its employees and agents the right to visit Grantor's plants and facilities which manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control relating thereto at such times set forth and in accordance with the terms of the Loan Agreement. Grantor shall use its best efforts to do any and all acts required by Lender to ensure Grantor's compliance with paragraph 3(g) above.

                  5. NEW TRADEMARKS.

                           (a) If, before the Obligations shall have been
irrevocably paid in full, Grantor shall obtain rights to any new Trademarks or become entitled to the benefit of any trademark application or trademark for any reissue, division, continuation, renewal, extension, or continuation in part of any Trademark or any improvement on any Trademark, the provisions of paragraph 2 shall automatically apply thereto and Grantor shall give Lender prompt written notice thereof.

                           (b) Grantor grants Lender a power-of-attorney,
irrevocable so long as the Loan Agreement is in existence, to modify this Agreement by amending (1) SCHEDULE A to include any future trademarks, including trademark registrations or applications appurtenant thereto covered by this Agreement and (2) SCHEDULE B to include any future ITU Marks.

                           (c) Notwithstanding anything to the contrary set
forth in paragraph 5(b) above, the terms of this Agreement shall automatically apply without any further action on the part of Grantor or any Lender (including, without limitation, the grant of a security interest by Grantor to Lender in any such ITU Marks which become registered with the United States Patent and Trademark Office) to an ITU Mark upon the earlier to occur of the filing in the United States Patent and Trademark Office by Grantor of (1) an Amendment to Allege Use or (2) a Statement of Use with respect to such ITU Mark and all references to Trademarks hereunder shall thereafter be deemed to include such ITU Mark.

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                  6. COVENANTS. Grantor covenants and agrees with Lender that from and after the date of this Agreement and until the Obligations are fully satisfied:

                           (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS. At
any time and from time to time, upon the written request of Lender, Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable in obtaining the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Code with respect to the liens and security interests granted hereby. Grantor also hereby authorizes Lender to file any such financing or continuation statement without the signature of Grantor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged to Lender hereunder, duly endorsed in a manner satisfactory to Lender.

                           (b) MAINTENANCE OF TRADEMARKS. Grantor will not do
any act, or omit to do any act, whereby the Trademarks or any registration or application appurtenant thereto, may become abandoned, invalidated, unenforceable, avoided, or avoidable, will otherwise diminish in value, and shall notify Lender immediately if it knows of any reason or has reason to know of any ground under which this result may occur. Grantor shall take appropriate action under the circumstances at its expense to halt the infringement of the Trademarks and shall properly exercise its duty to control the nature and quality of the goods offered by any licensees in connection with the Licenses.

                           (c) INDEMNIFICATION. (A) Grantor assumes all
responsibility and liability arising from the use of the Trademarks, and Grantor hereby indemnifies and holds Lender harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of Grantor's operations of its business from the use of the Trademarks. (B) In any suit, proceeding or action brought by Lender under any License for any sum owing thereunder, or to enforce any provisions of such License, Grantor will indemnify and keep Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the obligee thereunder, arising out of a breach of Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from Grantor, and all such obligations of Grantor shall be and remain enforceable against and only against Grantor and shall not be enforceable against Lender.

                           (d) LIMITATION OF LIENS ON COLLATERAL. Grantor will
not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove any lien, security interest, encumbrance, claim or right, in or to the Collateral, and will defend the right, title and interest of Lender in and to any of Grantor's rights under any License and to the Proceeds thereof against the claims and demands of all persons whomever.

                           (e) LIMITATIONS ON MODIFICATIONS OF LICENSES. Grantor
will not amend, modify, terminate or waive any provision of any License in any manner which might materially adversely affect the value of such License or the Trademarks as Collateral.

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                           (f) NOTICES. Grantor will advise Lender promptly, in
reasonable detail, (i) of any lien or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral and
(iii) of the occurrence of any other event which would have a material adverse effect on the value of any of the Collateral or on the security interests created hereunder.

                           (g) LIMITATION ON FURTHER USES OF TRADEMARKS. Grantor
will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, without prior written consent of Lender.

                           (h) EXERCISE OF RIGHTS; DELIVERY OF NOTICES. Grantor
shall (i) exercise promptly and diligently each and every material right which it may have under each License (other than any right of termination) and (ii) deliver to Lender a copy of each material demand, notice or document sent or received by it relating in any way to any License or Trademark.

                  7. LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.

                           (a) Grantor hereby irrevocably constitutes and
appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Lender's discretion, for the purposes of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Lender the power and right, on behalf of Grantor, to do the following:

                                    (i) Upon the occurrence and continuance of
an Event of Default, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any License and, in the name of Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any License and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such moneys due under any License whenever payable;

                                    (ii) To pay or discharge taxes, liens,
security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                                    (iii) Upon the occurrence and continuance of
an Event of Default, (A) to direct any party liable for any payment under any of the Licenses to make payment of any and all moneys due and to become due thereunder directly to Lender or as Lender shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against Grantor with respect to any Collateral; (E) to settle, compromise, or adjust any suit, action or

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proceeding described above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; and (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and Lender's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

                           (b) This power of attorney is a power coupled with an
interest and shall be irrevocable. Notwithstanding the foregoing, Grantor further agrees to execute any additional documents which Lender may require in order to confirm this power of attorney, or which Lender may deem necessary to enforce any of its rights contained in this Agreement.

                           (c) The powers conferred on Lender hereunder are
solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act, except for its own gross (not mere) negligence or willful misconduct.

                           (d) Grantor also authorizes Lender to execute, in
connection with the sale provided for in paragraph 10(b) of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  8. EXECUTION OF POWER OF ATTORNEY. Concurrently with the execution and delivery hereof, Grantor shall execute and deliver to Lender, in the form of EXHIBIT I hereto, ten (10) originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Trademarks pursuant to paragraph 7 hereof.

                  9. PERFORMANCE BY LENDER OF GRANTOR'S OBLIGATIONS. If Grantor fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Lender incurred in connection with such performance or compliance shall be payable by Grantor to Lender on demand and shall constitute Obligations secured hereby.

                  10. REMEDIES, RIGHTS UPON EVENT OF DEFAULT.

                           (a) If an Event of Default shall occur and be
continuing:

                                    (i) All payments received by Grantor under
or in connection with any of the Collateral shall be held by Grantor in trust for Lender, shall be segregated from other funds of Grantor and shall forthwith upon receipt by Grantor, be turned over to Lender, in the same form as received by Grantor (duly indorsed by Grantor to Lender, if required); and

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                                    (ii) Any and all such payments so received
by Lender (whether from Grantor or otherwise) may, in the sole discretion of Lender, be held by Lender as collateral security for, and/or then or at any time thereafter applied in whole or in part by Lender against all or any part of the Obligations in such order as Lender shall elect. Any balance of such payments held by Lender and remaining after payment in full of all the Obligations shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive the same.

                           (b) If any Event of Default shall occur and be
continuing, Lender may exercise in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled. Grantor shall also be liable for the reasonable fees of any attorneys employed by Lender to collect any such deficiency and also as to any reasonable attorney's fees incurred by Lender with respect to the collection of any of the Obligations and the enforcement of any of Lender's respective rights hereunder.

                  11. TERMINATION. At such time as the Obligations are irrevocably satisfied in full and the Loan Agreement is irrevocably terminated, this Agreement and the powers of attorney granted hereunder shall terminate and Lender shall execute and deliver to Grantor all such releases, deeds, assignments and other instruments as may be necessary or proper to re-vest in Grantor full title to the Trademarks, subject to any disposition thereof which may have been made by Lender pursuant hereto.

                  12. NOTICES. Any notice to Lender or Grantor under this Agreement shall be given in the manner and to the parties designated in the Loan Agreement.

                  13. NO WAIVER. No course of dealing between Grantor and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  14. CUMULATIVE REMEDIES. All of Lender's rights and remedies with respect to the Collateral, whether established hereby or by the Loan Agreement, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

                  15. SEVERABILITY. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

                  16. NO MODIFICATION EXCEPT IN WRITING. Except as provided in paragraphs 5 and 7, no amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing executed by the parties hereto.

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                  17. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Grantor and Lender, all future holders of the Obligations and their respective successors and assigns, except that Grantor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of Lender.

                  18. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New Jersey.

                  19. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  20. COUNTERPARTS; FACSIMILE. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.

WITNESS:                               FASTNET CORPORATION

/S/ SARA J. PHILLIPS                   By:/S/ WARD SCHULTZ
------------------------------            --------------------------------------
                                       Name:    Ward Schultz
                                       Title: Chief Financial Officer

WITNESS:                               EQUINOX BUSINESS CREDIT CORP.

/S/ JEFFREY FRIED                      By:/S/ ALLEN H. VOGEL
-----------------------------             --------------------------------------
                                       Name: Allen H. Vogel
                                       Title: President

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